Exhibit 32.1

CERTIFICATION

We, Marcus New, and Susan Lovell, of Stockgroup Information Systems Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) The Quarterly Report on Form 10-QSB of the Company for the quarter ended June 30, 2007 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Marcus New
Marcus New
Chief Executive Officer

August 14, 2007

/s/ Susan Lovell
Susan Lovell
Chief Financial Officer

August 14, 2007

A signed original of this written statement required by s. 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.